                           DEAN WITTER REYNOLDS INC.

                               POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS that the undersigned director of Dean Witter Reynolds Inc., a Delaware corporation (hereinafter called the "Corporation"), does hereby constitute and appoint Michael D. Browne his true and lawful attorney and agent, with full power to act without the others, for his and in his name, place and stead, in any and all capacities, to do any and all acts and things, and execute in his name any and all instruments, which said attorneys and agents may deem necessary or advisable in order to enable the Corporation to comply with the Securities Act of 1933 and the Investment Company Act of 1940, and any requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under said Acts of (i) units of fractional undivided interest in one or more series of Dean Witter Unit Trusts; Corporate Income Fund; Equity Income Fund; Government Securities Income Fund; International Bond Fund; Municipal Investment Trust Fund; Defined Asset Funds Municipal Series; or any other unit investment trust fund (or other unit based investment vehicles not involving active management) established in accordance with the Investment Company Act of 1940 for which Dean Witter Reynolds Inc., alone or with others, will act as Depositor or Sponsor and/or Underwriter, and
(ii) the aforesaid trusts, including specifically power and authority to sign his name to any and all Notifications of Registration and/or Registration Statements to be filed with the Securities and Exchange Commission under either of said Acts in respect to such units and trusts, any amendment (including post-effective amendment) and or application for amendment of such Notifications of Registration or Registration Statements, and any Prospectuses, exhibits, financial statements, schedules or any other documents filed therewith, and to file the same with the Securities and Exchange Commission; and the undersigned does hereby ratify and confirm all that said attorneys and agents, and each of them, shall do or cause to be done by virtue hereof. Any one of said agents and attorneys shall have, and may exercise, without the others, all the powers hereby conferred.

       IN WITNESS WHEREOF, the undersigned has signed his name hereto in the City of New York as of this 23rd day of December, 1996.



                                                Richard M. DeMartini
                                                Name: Richard M. DeMartini

                           DEAN WITTER REYNOLDS INC.

                               POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS that the undersigned director of Dean Witter Reynolds Inc., a Delaware corporation (hereinafter called the "Corporation"), does hereby constitute and appoint Michael D. Browne his true and lawful attorney and agent, with full power to act without the others, for him and in his name, place and stead, in any and all capacities, to do any and all acts and things, and execute in his name any and all instruments, which said attorneys and agents may deem necessary or advisable in order to enable the Corporation to comply with the Securities Act of 1933 and the Investment Company Act of 1940, and any requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under said Acts of (i) units of fractional undivided interest in one or more series of Dean Witter Reynolds Unit Trusts; Corporate Income Fund; Equity Income Fund; Government Securities Income Fund; International Bond Fund; Municipal Investment Trust Fund; Defined Asset Funds Municipal Series; or any other unit investment trust fund (or other unit based investment vehicles not involving active management) established in accordance with the Investment Company Act of 1940 for which Dean Witter Reynolds Inc., alone or with others, will act as Depositor or Sponsor and/or Underwriter, and (ii) the aforesaid trusts, including specifically power and authority to sign his name to any and all Notifications of Registration and/or Registration Statements to be filed with the Securities and Exchange Commission under either of said Acts in respect to such units and trusts, any amendment (including post-effective amendment) and or application for amendment of such Notifications of Registration or Registration Statements, and any Prospectuses, exhibits, financial statements, schedules or any other documents filed therewith, and to file the same with the Securities and Exchange Commission; and the undersigned does hereby ratify and confirm all that said attorneys and agents, and each of them, shall do or cause to be done by virtue hereof. Any one of said agents and attorneys shall have, and may exercise, without the others, all the powers hereby conferred.

       IN WITNESS WHEREOF, the undersigned has signed his name hereto in the City of New York as of this 23rd day of December, 1996.



                                              Robert J. Dwyer
                                              Name: Robert J. Dwyer

                           DEAN WITTER REYNOLDS INC.

                               POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS that the undersigned director of Dean Witter Reynolds Inc., a Delaware corporation (hereinafter called the "Corporation"), does hereby constitute and appoint Michael D. Browne his true and lawful attorney and agent, with full power to act without the others, for him and in his name, place and stead, in any and all capacities, to do any and all acts and things, and execute in his name any and all instruments, which said attorneys and agents may deem necessary or advisable in order to enable the Corporation to comply with the Securities Act of 1933 and the Investment Company Act of 1940, and any requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under said Acts of (i) units of fractional undivided interest in one or more series of Dean Witter Reynolds Unit Trusts; Corporate Income Fund; Equity Income Fund; Government Securities Income Fund; International Bond Fund; Municipal Investment Trust Fund; Defined Asset Funds Municipal Series; or any other unit investment trust fund (or other unit based investment vehicles not involving active management) established in accordance with the Investment Company Act of 1940 for which Dean Witter Reynolds Inc., alone or with others, will act as Depositor or Sponsor and/or Underwriter, and (ii) the aforesaid trusts, including specifically power and authority to sign his name to any and all Notifications of Registration and/or Registration Statements to be filed with the Securities and Exchange Commission under either of said Acts in respect to such units and trusts, any amendment (including post-effective amendment) and or application for amendment of such Notifications of Registration or Registration Statements, and any Prospectuses, exhibits, financial statements, schedules or any other documents filed therewith, and to file the same with the Securities and Exchange Commission; and the undersigned does hereby ratify and confirm all that said attorneys and agents, and each of them, shall do or cause to be done by virtue hereof. Any one of said agents and attorneys shall have, and may exercise, without the others, all the powers hereby conferred.

       IN WITNESS WHEREOF, the undersigned has signed his name hereto in the City of New York as of this 23rd day of December, 1996.



                                              Mitchell M. Merin
                                              Name: Mitchell M. Merin

                           DEAN WITTER REYNOLDS INC.

                               POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS that the undersigned director of Dean Witter Reynolds Inc., a Delaware corporation (hereinafter called the "Corporation"), does hereby constitute and appoint Michael D. Browne his true and lawful attorney and agent, with full power to act without the others, for him and in his name, place and stead, in any and all capacities, to do any and all acts and things, and execute in his name any and all instruments, which said attorneys and agents may deem necessary or advisable in order to enable the Corporation to comply with the Securities Act of 1933 and the Investment Company Act of 1940, and any requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under said Acts of (i) units of fractional undivided interest in one or more series of Dean Witter Reynolds Unit Trusts; Corporate Income Fund; Equity Income Fund; Government Securities Income Fund; International Bond Fund; Municipal Investment Trust Fund; Defined Asset Funds Municipal Series; or any other unit investment trust fund (or other unit based investment vehicles not involving active management) established in accordance with the Investment Company Act of 1940 for which Dean Witter Reynolds Inc., alone or with others, will act as Depositor or Sponsor and/or Underwriter, and (ii) the aforesaid trusts, including specifically power and authority to sign his name to any and all Notifications of Registration and/or Registration Statements to be filed with the Securities and Exchange Commission under either of said Acts in respect to such units and trusts, any amendment (including post-effective amendment) and or application for amendment of such Notifications of Registration or Registration Statements, and any Prospectuses, exhibits, financial statements, schedules or any other documents filed therewith, and to file the same with the Securities and Exchange Commission; and the undersigned does hereby ratify and confirm all that said attorneys and agents, and each of them, shall do or cause to be done by virtue hereof. Any one of said agents and attorneys shall have, and may exercise, without the others, all the powers hereby conferred.

       IN WITNESS WHEREOF, the undersigned has signed his name hereto in the City of New York as of this 23rd day of December, 1996.



                                              Richard F. Powers III
                                              Name: Richard F. Powers III

                           DEAN WITTER REYNOLDS INC.

                               POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS that the undersigned director of Dean Witter Reynolds Inc., a Delaware corporation (hereinafter called the "Corporation"), does hereby constitute and appoint Michael D. Browne her true and lawful attorney and agent, with full power to act without the others, for her and in her name, place and stead, in any and all capacities, to do any and all acts and things, and execute in her name any and all instruments, which said attorneys and agents may deem necessary or advisable in order to enable the Corporation to comply with the Securities Act of 1933 and the Investment Company Act of 1940, and any requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under said Acts of (i) units of fractional undivided interest in one or more series of Dean Witter Reynolds Unit Trusts; Corporate Income Fund; Equity Income Fund; Government Securities Income Fund; International Bond Fund; Municipal Investment Trust Fund; Defined Asset Funds Municipal Series; or any other unit investment trust fund (or other unit based investment vehicles not involving active management) established in accordance with the Investment Company Act of 1940 for which Dean Witter Reynolds Inc., alone or with others, will act as Depositor or Sponsor and/or Underwriter, and (ii) the aforesaid trusts, including specifically power and authority to sign her name to any and all Notifications of Registration and/or Registration Statements to be filed with the Securities and Exchange Commission under either of said Acts in respect to such units and trusts, any amendment (including post-effective amendment) and or application for amendment of such Notifications of Registration or Registration Statements, and any Prospectuses, exhibits, financial statements, schedules or any other documents filed therewith, and to file the same with the Securities and Exchange Commission; and the undersigned does hereby ratify and confirm all that said attorneys and agents, and each of them, shall do or cause to be done by virtue hereof. Any one of said agents and attorneys shall have, and may exercise, without the others, all the powers hereby conferred.

       IN WITNESS WHEREOF, the undersigned has signed her name hereto in the City of New York as of this 23rd day of December, 1996.



                                              Christine A. Edwards
                                              Name: Christine A. Edwards